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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): January 1, 2005

                          THE MAJESTIC STAR CASINO, LLC
                     THE MAJESTIC STAR CASINO CAPITAL CORP.
               (Exact Name of Registrant as Specified in Charter)

          Indiana                      333-06489                 43-1664986
          Indiana                                                35-2100872
(State or Other Jurisdiction          (Commission              (IRS Employer
           of Incorporation)          File Number)           Identification No.)

                         301 Freemont Street, 12th Floor
                             Las Vegas, Nevada 89101
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (702) 388-2224

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
 _
|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
 _
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
 _
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
 _
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))




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ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         Effective January 1, 2005, The Majestic Star Casino, LLC ("Majestic Star") and Don H. Barden amended the Employment Agreement dated October 22, 2001 between Mr. Barden and Majestic Star to increase his annual base salary to $600,000. Mr. Barden serves as President and Chief Executive Officer of
Majestic Star and The Majestic Star Casino Capital Corp.







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 5, 2005                THE MAJESTIC STAR CASINO, LLC


                               By:   /s/  Jon S. Bennett
                                     -------------------------------------------
                                     Jon S. Bennett, Vice President and Chief
                                     Financial Officer

                               THE MAJESTIC STAR CASINO CAPITAL CORP.


                               By:   /s/  Jon S. Bennett
                                     -------------------------------------------
                                     Jon S. Bennett, Vice President and Chief
                                     Financial Officer